        AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 7, 1998.
                                                                     ---
--------------------------------------------------------------------------------


                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                                     -----------


                                      FORM 8-K


                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 6, 1998
                                                          --------------




                              LITTON INDUSTRIES, INC.
                              -----------------------
               (Exact name of registrant as specified in its charter)





            DELAWARE                    1-3998           95-1775499
---------------------------------    -----------     -------------------
 (State or other jurisdiction of     (Commission      (I.R.S. Employer
 incorporation or organization)      File Number)    Identification No.)



         21240 BURBANK BOULEVARD
       WOODLAND HILLS, CALIFORNIA                     91367
------------------------------------------       ---------------
(Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code    (818) 598-5000
                                                             --------------

                       Exhibit Index appears on Page 4

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     1.1  Form of Underwriting Agreement with respect to Debt Securities.

     12.1 Computation of Ratio of Earnings to Fixed Charges.

     25.1 Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of The Bank of New York.

                                      SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           LITTON INDUSTRIES, INC.



Date: April 6, 1998                      By:  /s/ Carol A. Wiesner
           ---                                -------------------------------
                                               Carol A. Wiesner
                                               Vice President and Controller

                                  INDEX OF EXHIBITS

Exhibit Number      Exhibit


1.1 Form of Underwriting Agreement with respect to Debt Securities.

12.1                Computation of Ratio of Earnings to Fixed
                    Charges.

25.1                Form T-1 Statement of Eligibility under the
                    Trust Indenture Act of 1939, as amended, of The Bank of New York.